Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Amendment No. 2 to the Annual Report on Form 10-K/A of Digital Angel Corporation (the “Company”) for the year ended December 31, 2005, as filed with the Securities and Exchange Commission on March 1, 2007 (the “Periodic Report”), I, Thomas J. Hoyer, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Periodic Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.     The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 28, 2007	/s/ Thomas J. Hoyer
Thomas J. Hoyer
Chief Financial Officer, Treasurer and Vice President Finance
Digital Angel Corporation